UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2008
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Procera Networks, Inc.
(Exact name of Registrant as specified in its charter)
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Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cooper Court, Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 354-7200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On January 10, 2008, Procera Networks, Inc. (“Procera”) provided notice that it was terminating eight employees to reduce staffing and restructure corporate functions to better address market needs and revenue opportunities.  The employee terminations were effective immediately. Procera will providing severance and career assistance to the terminated employees, and anticipates incurring restructuring charges of approximately $70,000, primarily associated with personnel-related termination costs, which will be recognized in the first quarter of 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Procera Networks, Inc.

By:	/s/ Thomas H. Williams
	Name:	Thomas H. Williams
	Title:	Chief Financial Officer & Interim Chief Executive Officer

Dated: January 16,2008